BLACKROCK LARGE CAP FOCUS GROWTH FUND, INC.
(the “Fund”)
Supplement dated July 28, 2025 to the Summary Prospectuses and Prospectuses of the Fund, each dated September 27, 2024, as supplemented to date
On September 18, 2024, the Board of Directors of the Fund approved certain changes to the Fund’s investment strategy and investment process in order to satisfy new requirements pursuant to the recent amendments to Rule 35d‑1 under the Investment Company Act of 1940 (the “Names Rule”). These changes are expected to become effective on or about September 26, 2025.
Accordingly, effective on or about September 26, 2025, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:
The section of the Summary Prospectuses and Prospectuses entitled “Key Facts About BlackRock Large Cap Focus Growth Fund, Inc. — Principal Investment Strategies of the Fund” and “Fund Overview — Key Facts About BlackRock Large Cap Focus Growth Fund, Inc. — Principal Investment Strategies of the Fund” are deleted in their entirety and replaced with the following:
The Fund is an aggressive growth fund that generally invests in not less than 25 to not more than 45 companies that Fund management believes have strong earnings and revenue growth and capital appreciation potential (also known as “aggressive growth companies”). Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap growth equity securities and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. For purposes of the Fund’s 80% policy, large cap growth equity securities are equity securities that (i) at the time of purchase have a market capitalization within the range of companies included in the Russell 1000® Growth Index (the “Russell 1000 Growth Index”) and (ii) are included within at least one growth index, as determined by BlackRock (the “Growth Indices”). Currently, such Growth Indices are the Russell 3000® Growth Index, the S&P Composite 1500® Growth Index and the MSCI World Growth Index. The Russell 1000 Growth Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. Equity securities consist of common stock, preferred stock and other financial instruments that are components of, or have characteristics similar to, the securities included in the Growth Indices, and American Depositary Receipts (“ADRs”) which are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign company. In addition to ADRs, the Fund may also invest up to 20% of its total assets in securities of foreign companies. The Fund may also purchase convertible securities.
The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — Investment Process” is deleted in its entirety and replaced with the following:
Companies are selected by taking a macro-economic view of economic and business conditions, and using a bottom-up analysis of the business fundamentals of individual companies. The stocks are selected from a universe of companies that Fund management believes have above average growth potential. Fund management will make investment decisions based on judgments regarding several valuation parameters relative to anticipated rates of growth in earnings and potential rates of return on equity.
The first and second paragraphs of the section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — Principal Investment Strategies” are deleted in their entirety and replaced with the following:
Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap growth equity securities and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. For purposes of the Fund’s 80% policy, large cap growth equity securities are equity securities that (i) at the time of purchase have a market capitalization within the range of companies included in the Russell 1000® Growth Index (the “Russell 1000 Growth Index”) and (ii) are included within at least one growth index, as determined by BlackRock (the “Growth Indices”). Currently, such Growth Indices are the Russell 3000® Growth Index, the S&P Composite 1500® Growth Index and the MSCI World Growth Index. The Russell 1000 Growth Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. Equity securities consist of common stock, preferred stock, other financial instruments that are components of, or have characteristics similar to, the securities included in the Growth Indices, and American Depositary Receipts (“ADRs”), which are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign company. The Fund may also purchase convertible securities.
The Fund is an aggressive growth fund that generally invests in not less than 25 to not more than 45 aggressive growth companies. The Fund may invest without limitation in the securities of foreign companies in the form of ADRs.
The section of the Prospectuses entitled “Glossary” is amended to add the following definitions:
MSCI World Growth Index — an index that captures large and mid‑cap securities exhibiting overall growth style characteristics across 23 developed markets countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward earnings per share (“EPS”) growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.
Russell 3000® Growth Index — an index that measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with relatively higher price‑to‑book ratios, higher Institutional Brokers’ Estimate System (“I/B/E/S”) forecast medium term (2 year) growth and higher sales per share historical growth (5 years).
S&P Composite 1500® Growth Index — an index that measures constituents from the S&P Composite 1500® Index that are classified as growth stocks based on three factors: sales growth, the ratio of earnings change to price and momentum.
Shareholders should retain this Supplement for future reference.
PR2-LCFG-0725SUP

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